UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2010

Item 1. Report to Stockholders.

Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

54359

FPA Perennial Fund, Inc.

December 31, 2010

(This page has been left blank intentionally.)

LETTER TO SHAREHOLDERS

Commentary

"Conditions Improving, but Avalanche Warning Ahead"

Hoping not to bore our readers by repeating the same subject covered in each shareholder letter of the last two years, we ask for indulgence. The major issue affecting global markets continues to be the amount of debt outstanding worldwide. Governments and consumers in many of the world's developed countries are under the microscope as lenders question whether these borrowers will be able to make interest and principal payments on their loans. We expect these concerns to remain for some time to come.

Before delving into that subject, we should note that various measures of broad economic activity around the world are steadily improving. While still below activity levels in 2008, the data suggest an improving trend. U.S. industrial production during the second half of 2010 rose at an annualized rate of more than 5%. Though moderating from the rapid increases seen at the start of the recovery, improvement in the manufacturing sector appears likely to continue into 2011. Another way to see this progress is the steady increase in the capacity utilization rate of U.S. manufacturers. At year end that rate reached its highest point since October 2008. By far our favorite indicator of the economy's current health is rail car loadings which rose 7% in 2010 compared to 2009. Because the rail industry transports everything from raw materials to finished goods, comparing its activity to prior periods provides a good perspective on the economy's strength. Finally, the International Monetary Fund (IMF) recently updated its World Economic Outlook by raising the 2011 global output forecast by 0.25% to 4.5%. The increase is based on stronger worldwide activity and the extension of U.S. tax rates. We must admit, however, that we view such a pronouncement from the IMF as more of a lagging indicator rather than a helpful predictor about the year ahead.

These positive economic trends have been accompanied by continued strength in U.S. corporate earnings. Through technology and old fashioned doing more with less, companies are showing impressive productivity. Cuts to labor and physical plant costs in 2009-10 have caused profits in recent quarters to improve at a faster rate than sales. Effectively, each additional dollar of sales has been dropping a larger amount to the bottom line than expected. Leaving aside the contribution from the Federal Reserve's (Fed) purchases of Treasuries, the upward move in the markets since the summer of 2010 was buttressed by the stronger corporate earnings and economic recovery.

How Long Will It Last?

From our perspective, improved company margins should generally persist in 2011. Corporate purse strings have just started to loosen. When several more quarters of increased capital spending is finally combined with the hiring of new employees, costs could eventually reach a point that will likely cause margins to plateau or even decline. We are not at that point yet. The more important question is how long or to what extent the economy will continue to improve. Academic studies of recoveries suggest growth will be tepid (below pre-recessionary rates) over the next few years. We discussed those findings in great depth in prior letters.1 It is our fervent hope that the authors of those studies are wrong. Economic growth would by far be the best way to ameliorate the developed world's debt overhang. If we do not outgrow the problem, the other possible alternatives are far less desirable, but more likely. Sizable spending cuts coupled with tax increases are most likely to occur. Ultimately, higher inflation, a 'real'ly unwanted option would allow the repayment of future obligations with much less valuable dollars.

Back to the Debt

Returning to the issue of debt, the overhang continues to plague European governments and banks. While we ultimately expect Germany and the rest of Europe to take whatever actions necessary to save the European Union, the steps involved entail significant

1  Readers interested in the details can find the June 2010 letter at http://www.fpafunds.com/perennialfund_historical_index.asp.

adjustments. A similar process awaits Japan. In the U.S., federal government debt continues to grow at an alarming rate fueled by the largest annual deficits (compared to the size of the economy) since World War II. The Congressional Budget Office (CBO) recently projected the fiscal 2011 deficit at $1.5 trillion or 9.8% of estimated GDP. Looking back at the last ten years of deficit history, there were two distinct periods. During 2001-2007, which included the bursting of the technology bubble, the deficit averaged $221 billion a year. During the recessionary period from 2008 to the estimate for 2011, the average jumped to almost $1.2 trillion or almost $1 trillion more annually than prior years. This pattern is quite evident in the chart below.

Compounding the urgency of the situation is the looming entitlement funding crunch also mentioned in prior letters. Briefly it can be summarized by noting the impact from higher funding requirements becomes a significant problem by 2025. Since that is seven congressional and three presidential elections (a political eternity) into the future, our elected leaders have chosen expediency and deferred any action on this crucial issue. In the meantime, the CBO estimates that without adjustments Medicare, Medicaid, the new health subsidies provided by the insurance exchanges and Social Security will grow "from roughly 10% of GDP in 2011 to about 16% over the next 25 years."2

With the rapid escalation of these program costs beginning in 2025, it means Congress has about a ten year window in which to reduce the deficits back toward the level of prior periods before confronting this even larger issue. Here is the CBO's conclusion on the subject:

Policymakers will have to substantially restrain the growth of spending, raise revenues significantly above their historical share of GDP, or pursue some combination of those two approaches. The longer the necessary adjustments are delayed, the greater will be the negative consequences of the mounting debt, the more uncertain individuals and businesses will be about future government policies, and the more drastic the ultimate policy changes will need to be.3

Excluding a natural or military disaster, we believe the continuation of the current level of deficits poses the greatest long term risk to the country. The pace and scope of response by Congress will determine how this issue impacts our investments.

What It Means for the Portfolio

One clear consequence of continued elevated deficits is a likely weakening of the dollar. Investor concerns about Fed policy also contribute to a potential dollar decline. As discussed in previous letters, we have been increasingly focused on owning companies with strong global franchises. Currently, about 40% of total portfolio sales come from outside the U.S. We believe this will allow our investors to benefit as earnings from non-U.S. dollar operations are "translated" back into dollars. For future investments, international sales diversity should become an ever more important criterion. Beyond the currency hedge, conducting business in multiple geographies can insulate against political risk and offer greater reinvestment opportunities. Finally, if Congress fails to take timely action on the deficit, we will consider more substantial actions to protect our investors.

2  N.B. That is a 60% increase in spending on these programs when compared to the economy.

    CBO, Summary: The Budget and Economic Outlook: Fiscal Years 2011 to 2021, p. 5.

3    CBO, The Budget and Economic Outlook: Fiscal Years 2011 to 2021, p. 26.

    http://www.cbo.gov/ftpdocs/120xx/doc12039/01-26_FY2011Outlook.pdf

Performance

For the fourth quarter Perennial was up 15%, a performance in line with its benchmark Russell 2500 (Russell + 15%) but well in advance of the broader market (S&P + 11%).

Stock performance for the quarter was led by economically sensitive industrial companies. WABCO, a manufacturer of heavy truck components was a standout, (+45%). Other big gainers included Signet (+37%), FMC Technologies (+30%), Maxim (+28%) and Graco (+24%).

There were no down stocks of note. Companies that were up less than the market include Knight (+2%), Heartland (+8%), Lincare (+7%), and Noble (+6%).

For the full year, Perennial was up 24%, nearing the Russell 2500 (+27%), and far ahead of the broad market (S&P +15%).

Individual stock performance for the year was similar to the fourth quarter alone. Cyclical companies did the best. WABCO (+136%), Actuant (+44%), Graco (+38%), Zebra (+34%), and Franklin Electric (+34%) were noteworthy. Retailers were also standouts. Signet (+62%), O'Reilly (+58%), and CarMax (+31%) were all big contributors. Notable underperformers were primarily in health care — VCA (-7%) and Life Tech, Bio-Rad, and Lincare all up 6-8%. In addition, Noble (-12%) was hurt by the Gulf of Mexico blowout.

The table below shows performance for both Perennial and the benchmark Russell 2500 as well as better known large-cap indexes. Returns for both recent and longer periods have been strong.

	Fourth Quarter	1 Year	3 Years*	5 Years*	10 Years*
Perennial**	15.4%	23.7%	4.0%	4.6%	9.6%
Russell 2500	14.9%	26.7%	2.5%	4.9%	7.0%
S&P 500	10.8%	15.1%	(2.9%)	2.3%	1.4%
Nasdaq	12.3%	18.0%	1.0%	4.7%	1.4%

*  Annualized Returns

**  The returns shown are at net asset value and do not reflect deduction of the maximum sales charge of 5.25% which, if reflected, would reduce the performance shown.

Company Discussion

We would like to take this opportunity to discuss a number of significant events affecting portfolio companies during the quarter.

Recent months have seen a significant amount of merger and acquisition activity in the business referred to as life science tools, companies that provide products and services supporting healthcare research.

The Perennial portfolio includes two companies which operate in this business segment, Bio-Rad and Life Technologies.

In August of 2010, Life Technologies announced its purchase of Ion Torrent, a leader in "next generation" gene sequencing, an exciting but dynamically changing market. The cost is as much as $700 million, depending on performance. We will discuss the transaction in greater detail later in the letter.

Bio-Rad has made no purchases or sales, though its cash and borrowing power would be able to finance an acquisition as large as $1.5 billion. Bio-Rad's acquisition record has been good, though it has never done a transaction of that size.

An example of the recent M&A activity in this industry is Thermo Fisher. The company announced the acquisition of Dionex in mid-December. Dionex is the market leader in ion chromatography as well as rapid grower in high performance liquid chromatography. Both are techniques for separating and identifying complex molecules in a chemical mixture. Thermo paid $2.1 billion, or about 15x cash flow, a very full price.

Another example occurred in December when it was widely reported that Beckman Coulter had put itself up for sale. Beckman makes instruments and supplies for diagnostic testing. A likely selling price would be about $6 billion, or about 7x cash flow, a valuation restrained by some "business issues" which Beckman has been working to correct.

More recently it has been reported that Thermo Fisher was planning to sell two operations providing laboratory services — Athena Diagnostics, a reference lab for neurological disorders and Lancaster Labs, a

CRO supporting pre-clinical drug development. Estimated price — $1 billion.

In mid-January Life Technologies announced a $500 million stock repurchase plan, suggesting that their acquisition appetite is sated. We hope this is the case, as Life Tech's track record in acquisitions has been mixed.

The recent M&A activity indicates that Life Tech and Bio-Rad are trading at prices, about 8-9x cash flow, well below what a strategic buyer might be willing to pay in some future transaction. While not expecting an acquisition of either company, we believe that the current valuation of each is supported by these industry transactions.

Signet Jewelers, a retailer of jewelry in both the U.K. and the U.S. (Kay's, Jared chains), announced its sales for the crucially important holiday period. A 4% weather-driven decline in the U.K. stores was more than offset by a 12% gain in the U.S. for an overall company gain of 8% for the 9-week period. Gross margins were stronger than expected, and guidance for earnings and cash flow were increased. This was the continuation of a trend of strengthening sales all year. Signet's stock price was up by 62% in 2010, the second best performance in the portfolio.

Zale, Signet's largest mall store competitor in the U.S., announced an 11.5% increase in November sales, and a 7.4% increase in December sales, for an 8.5% total for the two month period. The gain was greater than expected though it is not known if Zale had to sacrifice merchandise margins to achieve its sales results.

In addition to everything else, Signet announced a successor for long-time leader Terry Burman who retired.

The CEO designate is Michael Barnes, previously the president of Fossil, a highly successful specialty retailer. We are optimistic that Signet's strong performance should continue unimpeded.

In November, Actuant announced the cash acquisition of Mastervolt, a Netherlands-based manufacturer of electrical products sold mainly in Europe. Most important are products supporting the solar photovoltaic market, especially inverters, which connect solar panels to the electrical grid and convert DC to AC.

The acquisition cost Actuant about $150 million for $110 million of revenue. Profitability was not disclosed.

After taking a couple of years off from acquisitions in order to buttress its balance sheet during the recession, Actuant told its shareholders that it would be back in the acquisition market in the current year. Buying Mastervolt appears to use up much of the available funds in one transaction. The allocation to the electrical segment is also concerning given that its returns have lagged the company averages in recent years. We will monitor the situation closely.

Copart, a manager of auctions for salvage and high mileage vehicles, and a portfolio position for several years, has announced a large share repurchase program — it will buy 12.2 million shares at $38 (an 8% premium) about $460 million in total, reducing shares outstanding by 15%.

As a market share leader in a high margin business, Copart has long generated cash flows well in excess of its operating needs. Uses of cash in recent years have included small domestic acquisitions, purchase of real estate previously leased, and several business acquisitions in the U.K., where Copart has quickly become the market leader. Despite these expenditures, Copart's cash balances have continued to grow. As a result, we are not overly concerned that the repurchase will threaten Copart's dominant market position, or an eventual expansion into Continental Europe.

Life Technologies last August announced the purchase of Ion Torrent, which has a leading technology position in genetic sequencing. The cost was $375 million up front, with an opportunity for Ion Torrent to earn an additional $350 million based on achieving certain milestones.

The acquisition strengthens Life Technologies' position in the "next generation" sequencing market, which offers the prospect of significantly reducing the capital and materials costs of analyzing genomes. A "personal genome analyzer" from Ion Torrent is expected to be priced at about $50,000 compared to over $500,000 for prior generation products. This would permit a huge expansion of its use in personalized medicine, as well as non-diagnostic markets.

Ion Torrent's founder, Jonathan Rothberg, has a strong track record in sequencing, having founded several companies in the field. He will continue to run the business, but with a greatly expanded research staff.

Several quarters ago we discussed a large acquisition by Noble Corp. — the purchase of Frontier Drilling — and the simultaneous 10-year contracts signed with Shell on two ultra deepwater drill ships. In total this represented a prospective $3.7 billion outlay for eight drill ships and semis, almost all with advanced deepwater capabilities.

Noble was in the news again in December enhancing its jackup fleet. The company announced an order to build two high-spec jackups at the Jurong Shipyard in Singapore. The price will be $220 million each, with an option to construct four additional units at a combined cost of $1.3 billion.

There has been increasing industry interest in higher-specification jack ups, especially those able to drill to great depths in relatively shallow water, often in harsh environments. The Noble order certainly meets this test. These are high-spec jackups of advanced design, capable of drilling wells to 30,000 feet in up to 400 feet of water. They are high horsepower with 2.5 million pounds of hook load capacity and a high-capacity mud circulating system.

Leasing demand has been strong for higher-spec units like these, while it continues to languish for older units with only average capabilities. Although there have been several other recent orders for high-spec jackups, notably by Seadrill, a large Norwegian contractor, we believe it is still very early in the order cycle and that the Noble vessels will be in much demand when they start to be delivered in 2012.

Noble was back in the news yet again in mid January, announcing a contract with Hyundai Heavy Industries for the construction of two ultra-deepwater drill ships at a cost of $600 million each. The contract includes an option for an additional two drill ships at a similar price, or $2.4 billion for all four vessels.

One of the ships will be assigned to Royal Dutch Shell under a recently announced Letter of Intent. Shell will pay Noble about $440,000 a day for the five and a half year life of the contract, an estimated after-tax return to Noble of 10-15%.

Total expenditures for the fleet expansions described above will be $7.4 billion, including exercise of all options. Though a substantial sum, Noble should be able to fund this out of its available cash flow over the next five years.

In the past, reader feedback to shareholder letters came in written form or over the telephone. While those methods are still welcome, we are now pleased to also receive comments at the email address, Perennial@firstpacad.com.

Respectfully submitted,

Eric S. Ende
President and Portfolio Manager
February 7, 2011

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Perennial Fund, Inc. vs. Russell 2500 Index and Lipper Mid-Cap Core Fund Average for the Ten Years Ended December 31, 2010.

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Perennial Fund, Inc., with an ending value of $23,586 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $24,893. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

PORTFOLIO SUMMARY

December 31, 2010
(Unaudited)

Common Stocks		97.0%
Producer Durable Goods	24.2%
Business Services & Supplies	24.2%
Retailing	17.5%
Health Care	10.4%
Energy	8.8%
Transportation	6.7%
Technology	5.2%
Short-Term Investments		3.4%
Other Assets and Liabilities, net		(0.4)%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended December 31, 2010
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Copart, Inc.	42,200
VCA Antech, Inc.	73,000
NET SALES
Common Stocks
CarMax, Inc.	60,700
WABCO Holdings, Inc.	90,000

PORTFOLIO OF INVESTMENTS

December 31, 2010

COMMON STOCKS	Shares	Value
PRODUCER DURABLE GOODS — 24.2%
Actuant Corporation (Class A)	235,700	$6,274,334
Franklin Electric Co., Inc.	151,400	5,892,488
Graco Inc.	203,300	8,020,185
HNI Corporation	364,200	11,363,040
IDEX Corporation	189,750	7,423,020
WABCO Holdings, Inc.	265,000	16,146,450
Zebra Technologies Corporation (Class A)*	265,100	10,071,149
		$65,190,666
BUSINESS SERVICES & SUPPLIES — 24.2%
Aggreko plc	24,600	$568,841
Brady Corporation (Class A)	231,800	7,558,998
CLARCOR, Inc.	163,600	7,016,804
Copart, Inc.*	239,000	8,926,650
Landauer, Inc.	9,200	551,724
Life Technologies Corporation*	290,900	16,144,950
Manpower Inc.	159,000	9,978,840
ScanSource, Inc.*	448,401	14,303,992
		$65,050,799
RETAILING — 17.5%
CarMax, Inc.*	520,000	$16,577,600
O'Reilly Automotive, Inc.*	241,200	14,573,304
Signet Jewelers Limited*	371,200	16,110,080
		$47,260,984
HEALTH CARE — 10.4%
Bio-Rad Laboratories, Inc. (Class A)*	90,800	$9,429,580
Lincare Holdings Inc.*	397,050	10,652,851
Varian Medical Systems, Inc.*	27,900	1,932,912
VCA Antech, Inc.*	255,000	5,938,950
		$27,954,293
ENERGY — 8.8%
FMC Technologies, Inc.*	118,000	$10,491,380
Helix Energy Solutions Group, Inc.*	207,900	2,523,906
Noble Corporation	295,500	10,570,035
		$23,585,321
TRANSPORTATION — 6.7%
Heartland Express, Inc.	552,500	$8,851,050
Knight Transportation, Inc.	489,700	9,304,300
		$18,155,350

PORTFOLIO OF INVESTMENTS

December 31, 2010

COMMON STOCKS — Continued	Shares or Principal Amount	Value
TECHNOLOGY — 5.2%
Maxim Integrated Products, Inc.	212,700	$5,023,974
Microchip Technology Incorporated	259,500	8,877,495
		$13,901,469
TOTAL COMMON STOCKS — 97.0% (Cost $147,012,180)		$261,098,882
SHORT-TERM INVESTMENTS — 3.4% (Cost $9,106,877)
General Electric Company — 0.15% 01/03/11	$4,107,000	$4,106,966
Chevron Funding Corporation — 0.16% 01/05/11	5,000,000	4,999,911
		$9,106,877
TOTAL INVESTMENTS — 100.4% (Cost $156,119,057)		$270,205,759
Other assets and liabilities, net — (0.4)%		(1,069,377)
NET ASSETS — 100.0%		$269,136,382

*Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value:
Investment securities — at market value (identified cost $147,012,180)	$261,098,882
Short-term investments — at amortized cost (maturities 60 days or less)	9,106,877	$270,205,759
Cash		243
Receivable for:
Capital stock sold	$201,809
Dividends	5,060	206,869
		$270,412,871
LIABILITIES
Payable for:
Capital stock repurchased	$786,325
Investment securities purchased	292,951
Advisory fees and financial services	173,093
Accrued expenses	24,120	1,276,489
NET ASSETS		$269,136,382
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — par value $0.01 per share; authorized 25,000,000 shares; 7,121,464 outstanding shares		$71,215
Additional paid-in capital		164,605,228
Accumulated net realized loss on investments		(9,614,784)
Accumulated net investment loss		(11,979)
Unrealized appreciation of investments		114,086,702
NET ASSETS		$269,136,382
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$37.79
Maximum offering price per share (100/94.75 of per share net asset value)		$39.88

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends		$3,193,208
Interest		23,901
		$3,217,109
EXPENSES:
Advisory fees	$1,629,500
Transfer agent fees and expenses	315,408
Financial services	243,000
Reports to shareholders	55,811
Registration fees	40,835
Audit fees	36,700
Directors fees and expenses	36,345
Line of credit	35,451
Custodian fees and expenses	34,981
Legal fees	13,893
Insurance	8,487
Other fees and expenses	6,244	2,456,655
Net investment income		$760,454
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$24,923,048
Cost of investment securities sold	23,188,335
Net realized gain on investments		$1,734,713
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$63,869,399
Unrealized appreciation at end of year	114,086,702
Change in unrealized appreciation of investments		50,217,303
Net realized and unrealized gain on investments		$51,952,016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$52,712,470

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2010		2009
CHANGES IN NET ASSETS
Operations:
Net investment income (loss)	$760,454		$(244,567)
Net realized gain (loss) on investments	1,734,713		(3,386,996)
Change in unrealized appreciation of investments	50,217,303		81,655,915
Change in net assets resulting from operations		$52,712,470		$78,024,352
Distributions to shareholders from:
Net investment income		(772,433)		(16,470)
Capital Stock transactions:
Proceeds from Capital Stock sold	$30,238,745		$24,795,364
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	647,486		14,147
Cost of Capital Stock repurchased*	(53,033,878)	(22,147,647)	(49,987,389)	(25,177,878)
Total change in net assets		$29,792,390		$52,830,004
NET ASSETS
Beginning of year		239,343,992		186,513,988
End of year		$269,136,382		$239,343,992
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		945,334		984,673
Shares issued to shareholders upon reinvestment of dividends and distributions		17,211		561
Shares of Capital Stock repurchased		(1,652,000)		(2,087,515)
Change in Capital Stock outstanding		(689,455)		(1,102,281)

*  Net of redemption fees of $18,091 and $11,969 collected for the years ended December 31, 2010 and December 31, 2009, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2010	2009	2008	2007	2006
Per share operating performance:
Net asset value at beginning of year	$30.64	$20.93	$34.14	$34.64	$34.39
Income from investment operations:
Net investment income (loss)	$0.11	$(0.03)	$0.07	$0.15	$0.26
Net realized and unrealized gain (loss) on investment securities	7.15	9.74	(12.89)	2.26	1.13
Total from investment operations	$7.26	$9.71	$(12.82)	$2.41	$1.39
Less distributions:
Dividends from net investment income	$(0.11)	— *	$(0.07)	$(0.16)	$(0.25)
Distributions from net realized capital gains	—	—	(0.32)	(2.75)	(0.89)
Total distributions	$(0.11)	— *	$(0.39)	$(2.91)	$(1.14)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$37.79	$30.64	$20.93	$34.14	$34.64
Total investment return**	23.69%	46.40%	(37.84)%	7.10%	4.06%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$269,136	$239,344	$186,514	$391,245	$554,305
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.02%	1.09%	1.02%	0.96%	0.91%
After reimbursement from Adviser	1.02%	1.07%	1.02%	0.96%	0.91%
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	0.31%	(0.14)%	0.22%	0.37%	0.75%
After reimbursement from Adviser	0.31%	(0.12)%	0.22%	0.37%	0.75%
Portfolio turnover rate	3%	3%	11%	10%	16%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $5,785,393 for the year ended December 31, 2010. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. In addition, the Fund may designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. The Fund had no distributable earnings at December 31, 2010.

The tax status of distributions paid during the fiscal years ended December 31, 2010 and 2009 were as follows:

	2010	2009
Dividends from ordinary income	$772,433	$16,470

The cost of investment securities held at December 31, 2010, was $149,708,949 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2010, for federal income tax purposes was $112,550,752 and $1,160,819, respectively resulting in net unrealized appreciation of $111,389,933. As of and

NOTES TO FINANCIAL STATEMENTS

Continued

during the year ended December 31, 2010, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2006 or by state tax authorities for years ended on or before December 31, 2005.

During the year ended December 31, 2010, the Fund reclassified $250,670 of net investment losses from Accumulated Net Investment Loss to Additional Paid-in Capital to align financial reporting with tax reporting.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was enacted. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies ("RICs") since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows: new capital losses may now be carried forward indefinitely, and retain the character of the original loss; several provisions are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests; and, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended December 31, 2010, the Fund paid aggregate fees of $36,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended December 31, 2010, the Fund collected $18,091 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Distributor

For the year ended December 31, 2010, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $11,621 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 8 — Disclosure of Fair Value

Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered

NOTES TO FINANCIAL STATEMENTS

Continued

unreliable by the Adviser are valued as determined in good faith by, or under the direction of, the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

The following table presents the valuation levels of the Fund's investments as of December 31, 2010:

Level 1 — Quoted Prices	$261,098,882	*
Level 2 — Other significant observable inputs	9,106,877	**
Level 3 — Significant unobservable inputs	—
Total investments	$270,205,759

*  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

**  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

NOTE 9 — Line of Credit

The Fund, along with FPA Paramount Fund, Inc., has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Paramount Fund, Inc. pay a commitment fee of 0.15% per annum on any unused portion of the line of credit. During the year ended December 31, 2010, the Fund had no borrowings under the agreement.

Note 10 — Subsequent Events

As of February 11, 2011, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PERENNIAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2010, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 11, 2011

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 2, 2010, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2011, on the recommendation of the Independent Directors who met in executive session on August 2, 2010 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the addition of a senior analyst to their team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's Portfolio managers, Eric Ende and Steven Geist, who have managed the Fund since 1995. The Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Lipper Analytical Services, Inc. ("Lipper"), regarding the Fund's performance relative to a peer group of mid-cap core funds selected by Lipper (the "Peer Group"). They noted the Fund's competitive longer-term investment performance since the current portfolio managers assumed management of the Fund when compared to the Peer Group. They further concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Fund, the extent to which economies of scale with respect to the management of the Fund, if any, would be realized, and whether the Fund is sharing, or will share, in those economies.

The Board and the Independent Directors reviewed comparative information relative to fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Directors noted that the Fund's fees and expenses were at the lowest end of the range for the Peer Group. The Board and the Independent Directors noted that the overall expense ratio of the Fund was also the lowest when compared to the Peer Group. The Board and the Independent Directors noted that the fee rate charged to the Fund is currently lower than the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio manager. The Board and the Independent Directors concluded that the overall fee rate was reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser.

The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. The Independent Directors expressed concern that the fee rate does not have any additional breakpoints. The mutual fund industry has trended toward funds having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that additional breakpoints currently were not appropriate for the Fund and that no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Fund's assets, all of which could negatively impact the Adviser. The Board and the Independent Directors noted that the Adviser had not increased the fee rate charged to the Fund despite the Adviser's claims of increases in the Adviser's internal costs of providing investment management services to the Fund, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. According to the Adviser, such increased costs have included a significant investment in the senior analyst who assists

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Continued

with the management of the Fund, additions to administrative personnel and systems that enhance the quality of services provided to the Fund and the continued employment of a full-time Chief Compliance Officer and his assistant. The Directors also noted that asset levels of the Fund are currently lower than they were four years ago, yet the Adviser has continued to make investments in personnel servicing the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Directors also determined that while there is no uniform industry methodology to measure or apply economies of scale, the Fund's expense ratio, the overall profitability of the Adviser, and the sharing of economies of scale with the Fund are fair and reasonable under the current circumstances. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, the Board and the Independent Directors determined to approve the continuation of the current advisory agreement for another one-year period ending September 30, 2011.

SHAREHOLDER EXPENSE EXAMPLE

December 31, 2010 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2010	$1,000.00	$1,000.00
Ending Account Value December 31, 2010	$1,271.76	$1,020.09
Expenses Paid During Period*	$5.51	$4.91

*  Expenses are equal to the Fund's annualized expense ratio of 0.97%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2010 (184/365 days).

DIRECTOR AND OFFICER INFORMATION

Name & Address	Position(s) With Company	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (75)*	Director & Chairman† Years Served: 12	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (73)*	Director† Years Served: 2	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Lawrence J. Sheehan – (78)*	Director† Years Served: 20	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	2

Eric S. Ende – (66)	Director†, President & Portfolio Manager Years Served: 27	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist – (57)	Executive Vice President & Portfolio Manager Years Served: 15	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood – (50)	Treasurer Years Served: 14	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (56)	Secretary Years Served: 28	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas – (53)	Chief Compliance Officer Years Served: 16	Vice President and Chief Compliance Officer of the Adviser. Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler – (43)	Assistant Treasurer Years Served: 5	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.

*  Audit Commitee Member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064.

FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, MA 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2010 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                                                         Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not Applicable

(c)                                  During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                                                         Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                                                         Principal Accountant Fees and Services.

		2009	2010
(a)	Audit Fees	$36,700	$36,700
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$7,150	$7,150
(d)	All Other Fees	-0-	-0-

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if: (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)

Disclose the percentage of services described in each of paragraphs (b) — (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)

If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)

Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

(h)

Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. Not Applicable.

Item 5.                                                         Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                                                         Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                                                         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                                                         Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                                                         Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                                                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                                                  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                                                  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)                  Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)                  Not Applicable

(b)                                 Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 16, 2011

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: February 16, 2011